Short Term Investments	12 Months Ended
Dec. 31, 2019
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Short Term Investments
NOTE 12: SHORT-TERM INVESTMENT

(€’000)	As at 31 December,
	2019	2018
Short-term cash deposits	—	8,559
Investment in equity securities	0	639

Total	0	9,197

Amounts recorded as short-term investments correspond to short-term cash deposits with fixed interest rates. Short-term deposits are made for variable periods (from 1 to 12 months) depending on the short-term cash requirements of the Group. Interest is calculated at the respective short-term deposit rates. Given the level of market interest rates of corporate deposits of short-term maturities, the Group has reduced the amounts invested in short-term deposits over 2019.
Mesoblast equity shares received in settlement of the upfront payment for the C-Cath
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licensing agreement (see disclosure note 24) have been settled during the first semester 2019.